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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 17, 1997

                      Fund America Investors Corporation II
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   33-73748                   84-1218906
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(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

     6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (303) 290-6025

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          (Former Name or Former Address if Changed Since Last Report)


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Item 5. Other Events.

         The Registrant entered into an Underwriting Agreement, dated September 17, 1997, with Greenwich Capital Markets, Inc. and ContiFinancial Services Corporation (together, the "Underwriters"), pursuant to which the Underwriters agree to purchase, and offer for sale to the public, approximately $120,000,000 aggregate initial principal amount of the Registrant's Collateralized Mortgage Obligations, Series 1997-NMC1 (the "Bonds"). The Bonds are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (33-73748) and will be offered pursuant to a Prospectus, dated September 17, 1997, and a related Prospectus Supplement, dated September 17, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and Rule 424 thereunder.

         Filed as Exhibit 4.1 to this Form 8-K is the form of Indenture to be signed by the Indenture Trustee and the issuer of the Bonds, Fund America Investors Trust 1997-NMC1.

         Norwest Bank Minnesota, National Association, is expected to serve as Indenture Trustee with respect to the Bonds, and the Registrant is filing herewith as Exhibit 25.1 to this Form 8-K the Form T-1 Statement of Eligibility for Norwest Bank.



Exhibits
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4.1      Form of Indenture.

25.1     Form T-1 Statement of Eligibility.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 24, 1997                  FUND AMERICA INVESTORS CORPORATION II


                                    By:    /s/  Steven B. Chotin
                                           --------------------------
                                    Name:  Steven B. Chotin
                                           --------------------------
                                    Title: President
                                           --------------------------



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                                INDEX TO EXHIBITS


                                                                            Page


 4.1   Form of Indenture relating to Fund America Investors Trust 1997-NMC1..

25.1   Form T-1 Statement of Eligibility......................................